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                                                                   EXHIBIT 99.1




                             THE JEFFERSON BUILDING

                             STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                          YEAR ENDED DECEMBER 31, 1996














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                          Independent Auditors' Report



To the Board of Trustees
Continental Mortgage and Equity Trust

We have audited the accompanying statement of revenues and direct operating expenses of The Jefferson Building for the year ended December 31, 1996. This statement of revenues and direct operating expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on this statement of revenues and direct operating expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and direct operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and direct operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of revenues and direct operating expenses presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement is prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Continental Mortgage and Equity Trust) and, as described in Note 1, is not intended to be a complete presentation of the results of operations.

In our opinion, the statement of revenues and direct operating expenses referred to above presents fairly, in all material respects, the revenues and direct operating expenses of The Jefferson Building for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


                                           Farmer, Fuqua, Hunt & Munselle, P.C.

Dallas, Texas
July 7, 1997


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                             THE JEFFERSON BUILDING
                             STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                          Year Ended December 31, 1996


REVENUES
         Net rental revenues                                          $2,158,067
         Other revenues                                                  124,951
                                                                       ---------

                  Total revenues                                       2,283,018

DIRECT OPERATING EXPENSES
         Repairs and maintenance                                         294,406
         Property taxes                                                  249,428
         Utilities                                                       185,527
         Salaries and benefits                                           107,087
         Insurance                                                        16,267
                                                                       ---------

                  Total direct operating expenses                        852,715
                                                                       ---------

REVENUES IN EXCESS OF DIRECT OPERATING EXPENSES                       $1,430,303
                                                                       =========














        The accompanying notes are an integral part of this statement.



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                             THE JEFFERSON BUILDING

                         NOTES TO STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                               December 31, 1996


NOTE 1:  ORGANIZATION AND BASIS OF PRESENTATION

         The Jefferson Building is a 71,876 square foot office complex located in Washington, D.C. During 1996, the property was owned by Orange Nassau Property Services.

         The accompanying financial statement does not include a provision for depreciation and amortization, bad debt expense, interest expense or income taxes. Accordingly, this statement is not intended to be a complete presentation of the results of operations.

NOTE 2:  ACCOUNTING ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3:  OTHER REVENUES

         Other revenues consist of the following:

             Common area maintenance charges         $ 106,830
             Lease termination fees                     10,000
             Valet parking income                        7,800
             Miscellaneous                                 321
                                                      --------
                                                     $ 124,951
                                                      ========


NOTE 4:  SUBSEQUENT EVENT

         The property was sold to Continental Mortgage and Equity Trust, a California business trust, on February 28, 1997.





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